UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

 SCYNEXIS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36365	56-2181648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Evertrust Plaza, 13th Floor

Jersey City, New Jersey 07302-6548

(Address of principal executive offices, including zip code)

(201)-884-5485

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCYX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2019, SCYNEXIS, Inc. (the "Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each of the six directors.   A more complete description of each matter is set forth in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 7, 2019 (the “Proxy Statement”).

Proposal 1: Election of Directors.

The Company's stockholders elected each of the six nominees proposed by the Company for election as directors, to serve until the 2020 annual meeting of stockholders, and until their successors are elected and have qualified, or until their earlier death, resignation or removal.  The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Armando Anido	18,698,197	2,263,883
Steven C. Gilman, Ph.D.	18,920,048	2,042,032
Ann F. Hanham, Ph.D.	20,612,716	349,364
David Hastings	18,811,381	2,150,699
Guy Macdonald	20,610,043	352,037
Marco Taglietti, M.D.	20,614,722	347,358

There were 24,125,646 broker non-votes for this proposal.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The Company's stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.  The tabulation of votes on this matter was as follows:

Shares voted for:	44,650,519
Shares voted against:	248,979
Shares abstaining:	188,228
Broker non-votes:	0

Proposal 3: Approval of an Amendment to SCYNEXIS’s Amended and Restated Certificate of Incorporation

The Company's stockholders approved an amendment to SCYNEXIS’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 125,000,000 to 250,000,000.  The tabulation of votes on this matter was as follows:

Shares voted for:	33,182,159
Shares voted against:	10,928,769
Shares abstaining:	223,828
Broker non-votes:	752,970

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

By:	/s/ Marco Taglietti, M.D.
Name:	Marco Taglietti, M.D.
Title:	Chief Executive Officer

Dated: June 21, 2019